UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 7, 2004



                          FREESCALE SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      001-32241              20-0443182
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


               6501 William Cannon Drive West, Austin, Texas 78735 (Address of principal executive offices, including zip code)


                                 (512) 895-2000
              (Registrant's telephone number, including area code)


                                       NA
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

     On September 7, 2004, we issued a press release announcing our outlook for our financial results for the third quarter ending October 2, 2004. A copy of our press release is attached hereto as Exhibit 99.1. The information in this Form 8-K and the attached exhibit are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1 Press release of Freescale Semiconductor, Inc., dated September 7, 2004, announcing our outlook for our financial results for the third quarter ending October 2, 2004.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FREESCALE SEMICONDUCTOR, INC.



                                        By:     /s/ John D. Torres
                                        --------------------------------------
                                        Name:   John D. Torres
                                        Title:  Senior Vice President, General
                                                Counsel and Secretary


Date:  September 7, 2004

                                  EXHIBIT INDEX


Exhibit
Number                            Description
---------                         -----------

99.1 Press release of Freescale Semiconductor, Inc., dated September 7, 2004, announcing our outlook for our financial results for the third quarter ending October 2, 2004.